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                                                                  EXHIBIT (j)


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the reference to our firm under the captions "Financial Highlights" and "Independent Registered Public Accounting Firm" and to the incorporation by reference of our report dated February 19, 2010 in this Post-Effective Amendment No. 96 to the Registration Statement (Form N-1A No. 2-12685) and related Prospectus and Statement of Additional Information of the Van Kampen Harbor Fund.


                                     /s/ Ernst & Young LLP
                                     ---------------------
                                     ERNST & YOUNG LLP


Chicago, Illinois
April 26, 2010